SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

    / /   Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

    /X/   Definitive Proxy Statement
    / /   Definitive Additional Materials
    / /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                             THE QUIGLEY CORPORATION
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



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      (Name of Person(s) filing Proxy Statement, if other than Registrant)


     Payment of filing fee (check the appropriate box):

    /X/   No fee required.

    / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

    (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:

    / /   Fee paid previously with preliminary materials.


    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount Previously Paid:


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    (2)   Form, Schedule or Registration Statement no.:


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    (3)   Filing Party:


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    (4)   Date Filed:

                             THE QUIGLEY CORPORATION
                                LANDMARK BUILDING
                             10 SOUTH CLINTON STREET
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 15, 1999
                                 --------------
To our Stockholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of The Quigley Corporation, a Nevada corporation (the "Company"), will be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, Pennsylvania 18901 on Friday, October 15, 1999, at 3:00 P.M., local time, to consider and act upon a proposal to (a) ratify all actions previously taken by officers, directors and agents of the Company relating to (i) the 1 for 2.74 reverse split of shares of its Common Stock effected by the Company between June 1990 and August 1991 (the "1990 Reverse Split"), (ii) the 1 for 10 reverse split of shares of its Common Stock effected by the Company on January 11, 1996 (the "1996 Reverse Split") and (iii) the 2 for 1 forward split of shares of its Common Stock effected by the Company on January 23, 1997 (the "1997 Forward Split"); and (b) approve an amendment to Article IV of the Company's Articles of Incorporation required to, among other things, complete and memorialize the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split.

         The Company's Board of Directors has fixed the close of business on September 10, 1999 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

         Due to limited seating capacity, admission will be limited to one (1) seat per stockholder of record. If your shares are held by a bank or broker, you must bring your bank or brokers' statement evidencing your beneficial ownership of The Quigley Corporation Common Stock to the Meeting.

                                   By Order of the Board of Directors



                                   ERIC H. KAYTES, Secretary

Doylestown, PA
Dated: September 15, 1999


         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                LANDMARK BUILDING
                             10 SOUTH CLINTON STREET
                                 P. O. BOX 1349
                              DOYLESTOWN, PA 18901
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

                                OCTOBER 15, 1999
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of the Quigley Corporation, a Nevada corporation (the "Company"), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of the Company (the "Meeting") to be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, Pennsylvania 18901 on Friday, October 15, 1999, at 3:00 P.M., local time, to consider and act upon a proposal (the "Corrective Action Proposal") to (a) ratify all actions previously taken by officers, directors and agents of the Company relating to (i) the 1 for 2.74 reverse split of shares of its Common Stock effected by the Company between June 1990 and August 1991 (the "1990 Reverse Split"), (ii) the 1 for 10 reverse split of shares of its Common Stock effected by the Company on January 11, 1996 (the "1996 Reverse Split") and
(iii) the 2 for 1 forward split of shares of its Common Stock effected by the Company on January 23, 1997 (the "1997 Forward Split"); and (b) approve an amendment to Article IV of the Company's Articles of Incorporation required to, among other things, complete and memorialize the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is September 15, 1999.

         Due to limited seating capacity, admission will be limited to one (1) seat per stockholder of record. If your shares are held by a bank or broker, you must bring your bank or brokers' statement evidencing your beneficial ownership of The Quigley Corporation Common Stock to the Meeting.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on September 10, 1999, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, certificates representing 10,337,820 shares of the Company's common stock, par value $.0005 per share (the "Common Stock") were outstanding and entitled to vote. Between June 1990 and August 1991, on January 11, 1996 and on January 23, 1997, the Company completed an exchange of each share of Common Stock for .365 of a share, .100 of a share and two shares of Common Stock, respectively, and the number of shares entitled to vote at the Meeting reflect the cumulative effect of these actions. Holders of Common Stock are entitled to one vote for each share held by them. The Company has no other voting securities outstanding.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, other than broker "non-votes" as discussed below, the shares of Common Stock represented thereby will be voted for the Corrective Action Proposal.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the Meeting or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Those who have beneficial ownership of Common Stock that is held of record by a bank or broker (often referred to as "holding in street name") should also come to the stockholders check-in table; they must bring account statements or letters from their banks or brokers indicating that they owned the Company's Common Stock as of the Record Date.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock for the benefit of others for their reasonable expenses in sending soliciting material to their principals.

         The holders of a majority of the outstanding shares of Common Stock whether present in person or represented by proxy, is required for a quorum. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

         The Corrective Action Proposal requires the approval of holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy. Because broker "non-votes" do not entail discretionary voting power with respect to the matter being voted on and the Company has not received instructions from the beneficial owner, broker "non-votes" will have the same effect as a vote against the Corrective Action Proposal.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director, each executive officer, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is the Company's principal executive office.

                                          Number of Shares
       Directors, Nominees, Executive     of Common Stock
        Officers and 5% Stockholders      Beneficially Owned(1)     Percentage
       ------------------------------     ---------------------     ----------

GUY J. QUIGLEY(2)(3)(4).................      4,016,854               34.4%

CHARLES A. PHILLIPS(2)(3)(5)...........       1,680,492               15.3%

GEORGE J. LONGO(2)(3)(6)...............         350,000                3.3%

ERIC H. KAYTES(2)(3)(7)................         552,992                5.2%

GURNEY P. SLOAN, JR. ESQ.(2)(8)........          21,500                 *

JACQUELINE F. LEWIS(2)(9)..............          20,000                 *

ALL DIRECTORS AND OFFICERS(10)
 . .....................................       6,641,838               51.0%


_________________

* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. As of September 10, 1999, certificates representing 10,337,820 shares of the Company's common stock, par value $.0005 per share (the "Common Stock") were outstanding.

(2)  Director of the Company.

(3)  Officer of the Company.

(4) Mr. Quigley's beneficial ownership includes his options and warrants exercisable within sixty (60) days from September 10, 1999, to purchase 900,000 shares of Common Stock, his wife's beneficially owned options and warrants to purchase 430,000 shares of Common Stock and an aggregate of 380,000 shares of Common Stock beneficially owned by members of Mr. Quigley's immediate family.

(5) Mr. Phillips' beneficial ownership includes his options and warrants exercisable within sixty (60) days from September 10, 1999, to purchase 645,000 shares of Common Stock, and his wife's beneficially owned options to purchase 12,500 shares of Common Stock .

(6) Mr. Longo's beneficial ownership includes options and warrants exercisable within sixty (60) days from September 10, 1999, to purchase 350,000 shares of Common Stock.

(7) Mr. Kaytes' beneficial ownership includes options and warrants exercisable within sixty (60) days from September 10, 1999, to purchase 320,000 shares of Common Stock.

(8) Mr. Sloan's address is The Farm at Doylestown, 220 Farm Lane, Doylestown, PA 18901. Mr. Sloan's beneficial ownership includes options exercisable within sixty (60) days from September 10, 1999, to purchase 20,000 shares of Common Stock.

(9) Ms. Lewis' address is 3805 Old Easton Road, Doylestown, PA 18901. Ms. Lewis' beneficial ownership includes options exercisable within sixty (60) days from September 10, 1999, to purchase 20,000 shares of Common Stock.

(10) Includes an aggregate of 6,641,838 shares of Common Stock underlying options and warrants that are exercisable within sixty (60) days from September 10, 1999.

                           CORRECTIVE ACTION PROPOSAL

Background

         The Company's 1990 Reverse Split was approved by the Company's stockholders at the request of the underwriter in connection with the Company's initial public offering and was consummated between June 1990 and August 1991. The Company and its underwriter sought to decrease the total number of shares issued and outstanding in order to increase the trading price of the Company's securities. Such action was desired in order to make the Common Stock more attractive in the equity markets. On March 9, 1990, the Company held an annual meeting of its stockholders and submitted the following resolution for stockholder approval; "Resolved that the stockholders would accept any reverse split of the Company's common stock that in the Initial Public Offering did not exceed five old shares for one new share." Upon approval of such resolution by a majority of its outstanding shares, the Company believed that it had obtained authorization for the 1990 Reverse Split in accordance with Nevada law. Based upon such authorization, each outstanding share of the Company's Common Stock was converted into .365 of a share of Common Stock and each fractional share of was rounded down to the nearest whole share. There was no change to the number of authorized shares of Common Stock or the par value of the Common Stock.

         The Company's 1996 Reverse Split was consummated on January 11, 1996. The Company believed that the reverse split would improve the market for the Company's securities. Such action was approved by the Company's Board of Directors on November 28, 1995. On April 7, 1995, the Company held an annual meeting of its stockholders and submitted the following proposal for stockholder approval; "that the Board of Directors be authorized at any time until the next Annual Meeting of Shareholders to... if deemed advisable and in the best interests of Shareholders, to undertake a reverse split of the issued and outstanding capital stock, warrants and options of the Corporation on a basis not exceeding one-for-twelve and that such actions by the Board shall be deemed authorized, approved and ratified." Upon approval of such proposal by a majority of its outstanding shares, the Company believed that it had obtained authorization for the 1996 Reverse Split in accordance with Nevada law. Based upon such authorization, each outstanding share of the Company's Common Stock was converted into one-tenth of a share of Common Stock and each fractional share of was rounded down to the nearest whole share. Following the 1996 Reverse Split, the Company filed an amendment to its Articles of Incorporation on November 5, 1996 (the "1996 Amendment") pursuant to which it reduced the number of authorized shares of common stock from 100,000,000 to 25,000,000, changed the par value of its Common Stock from $.0001 par value to $.001 par value and added preferred stock to the Company's authorized capital stock.

         The Company's 1997 Forward Split was consummated on January 23, 1997. The Company believed that a reduction in the per share trading price of the Common Stock would make such shares more attractive to investors. Such action was approved by the Company's Board of Directors on December 29, 1996 and did not require the approval of the Company's stockholders under Nevada law. Based upon such authorization, the Company consummated a forward stock split pursuant to which every share of Common Stock then issued was reclassified and converted into two shares of Common Stock. Following the 1997 Forward Split, the Company filed a Certificate to Increase the Number of Authorized Shares pursuant to which the number of authorized shares of Common Stock was increased to 50,000,000 and the par value of the Common Stock was changed to $.0005 per share.

         In the litigation filed by certain plaintiffs against the Company in March 1997, the plaintiffs are alleging that they are owed shares of the Company's Common Stock for services rendered to the Company. Counsel for plaintiff asserted during discovery that the 1990 Reverse Split and the 1996 Reverse Split are not effective as to the plaintiffs and assumes the validity of the 1997 Forward Split. After being made aware of this position, the Company commenced a detailed investigation relating to the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split. The Company consulted its litigation and securities counsel and retained special Nevada counsel to assist it in evaluating the validity of such actions and in determining the appropriate course of corrective action.

         After examining the circumstances surrounding the 1990 Reverse Split, the 1996 Reverse Split and the 1996 Amendment, Nevada counsel confirmed that certain deficiencies occurred with such actions. Although the Company's stockholders approved the 1990 Reverse Split, the Company inadvertently failed to file an amendment to its Articles of Incorporation to effect the 1990 Reverse Split. In addition, there were certain other deficiencies relating to the 1990 Reverse Split and the 1996 Reverse Split, including (i) the failure to properly notice and convene the meeting, (ii) a possible failure to grant adequate authority to the Company's Board of Directors's to fix an exchange multiple within the range authorized by stockholders, (iii) the possibility that invalid proxies were obtained and tabulated in the vote, and (iv) the failure of certain actions to be adequately memorialized in the Company's corporate minutes. There were also deficiencies and typographical errors relating to the 1996 Amendment, including the fact that (i) such amendment was filed almost eleven months after it was signed, (ii) such amendment referred to an inaccurate date for the approval of the Company's Board of Directors, (iii) such amendment disclosed an inaccurate number of shares that were entitled to vote at the stockholders meeting, and (iv) the number and par value of the preferred stock in such amendment did not conform with the minutes of the meeting of stockholders. These deficiencies raise doubt as to the validity of the stockholder approval and the Company's Nevada counsel has advised it that the 1990 Reverse Split, the 1996 Reverse Split and the 1996 Amendment are currently invalid under Nevada law. The 1997 Forward Split did not require stockholder approval, however, the appropriate certificate reflecting such action was not filed with the Nevada Secretary of State on a timely basis. While the Company believes that the subsequent filing of the Certificate to Increase the Number of Authorized Shares on April 29, 1997 and the ratification of the 1997 Forward Split and the issuance of the new shares by the Company's Board of Directors on April 29, 1997 corrected all deficiencies relating to such action, it is seeking to clarify the validity of such action. Despite the deficiencies set forth above, the Company has continued to regard these actions as having been completed since the time that each of the respective actions were taken.

Reason for the Corrective Action Proposal

         In order to resolve certain deficiencies relating to the 1990 Reverse Split, the 1996 Reverse Split, the 1996 Amendment and the 1997 Forward Split, the Company's Board of Directors believes that it is in the best interests of the Company's stockholders to approve the Corrective Action Proposal. The Company's Board of Directors believes that taking these steps that are intended to remove the uncertainty regarding the number of authorized and outstanding shares of the Company's Common Stock and the validity of such outstanding shares is a necessary and important objective. In particular, the Company's Board of Directors further believes that the adoption of the Corrective

Action Proposal by its stockholders may enhance the Company's ability to complete mergers, acquisitions, financings or other similar transactions designed to increase enhance stockholder value in the future.

Effect of Corrective Action Proposal

         The Company believes that the approval and ratification of the Corrective Action Proposal will eliminate concerns about the manner in which the 1990 Reverse Split and the 1996 Reverse Split were taken and will memorialize the prior reductions of the number of outstanding shares of the Company's Common Stock resulting from such actions. If approved by stockholders, the Corrective Action Proposal will not affect any stockholder's proportionate equity interest in the Company or the proportionate voting power of any stockholder. The Board of Directors further believes that upon filing an amendment to Article IV of the Company's Articles of Incorporation (the "Amendment"), all prior increases and reductions to the capitalization will be properly completed and memorialized. The Amendment will also remove all references to the Company's preferred stock, which is not currently issuable since the Board of Directors was not given the authority to designate the rights and privileges of the authorized preferred stock in accordance with Nevada law. At a meeting held on July 9, 1999, the Company's Board of Directors unanimously approved the Amendment and declared the Amendment advisable for the Company. The full text of the amended Article IV is attached hereto as Exhibit A.

         While Nevada law permits otherwise invalid stockholder corporate actions to be ratified by each of the stockholders that were entitled to vote on such action, it does not expressly authorize any other form of ratification. Since the Company has determined that it is not practical or possible to obtain the ratification of each of its stockholders at the time the actions were initially approved, the legal effect of the Corrective Action Proposal is unclear under Nevada law. However, because of the deficiencies described above, the Board of Directors believes that it is appropriate to submit the proposal to ratify the corporate actions taken in connection with the reverse and forward stock splits. Voting for this proposal will have the effect of adopting, ratifying, and approving all actions taken and deeds done heretofore by the Company's Board of Directors and officers in connection with the 1990 Reverse Split, the 1996 Reverse Split, and the 1997 Forward Split, including actions taken by the Board of Directors at all meetings, whether or not (a) such meetings were properly called, (b) a quorum was present, (c) minutes were prepared, or (d) such actions were otherwise irregular. Accordingly, such stockholders may effectively be waiving their right to challenge any acts taken in connection with these actions.

         Notwithstanding the intended effects of the Corrective Action Proposal, there can be no assurance that the 1990 Reverse Split, the 1996 Reverse Split or the 1997 Forward Split will be validated in accordance with Nevada law. If the Corrective Action Proposal is not approved by the Company's stockholders, if the Corrective Action Proposal is not otherwise fully implemented, or if court proceedings, such as a declaratory judgment (see "Mechanics of Implementing the Corrective Action Proposal"), are not successful, there will continue to be questions as to the capitalization of the Company and the validity of its outstanding shares. This continued uncertainty is likely to have adverse effects on the Company including, an impairment on the Company's ability to complete mergers, acquisitions, financings or other similar transactions in the future. If the stockholders do not approve the Corrective Action Proposal, the Company may elect to file a declaratory judgment action in the State of Nevada, seeking a judgment that notwithstanding certain deficiencies, the 1990

Reverse Split, the 1996 Reverse Split and the 1997 Forward Split satisfy and/or comply with Nevada law and the capitalization of the Company evidenced by the issued and outstanding shares of Common Stock is as reflected on the Company's stock transfer ledger on the Record Date. In the event that the Company is unsuccessful in validating the effects of the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split, it does not possess a sufficient number of authorized shares of Common Stock that would be required to unwind the cumulative effect of these actions. In such event, the Company may seek to obtain stockholder approval to increase the number of authorized shares of Common Stock. While the issuance of any such additional shares would not change each stockholder's proportionate interest in the Company, it would result in a greater number of shares outstanding and thus a lower per share trading price of the Company's Common Stock. The Board of Directors believes that unwinding the cumulative effect of the reverse and forward stock splits through the issuance of additional shares to its stockholders would cause the Company to violate the listing requirements of the Nasdaq Stock Market, which require, among other things, that a listed security have a bid price in excess of $1.00 per share. Delisting from the Nasdaq National Market would likely have an adverse effect on the market value of the Company's securities.

Mechanics of Implementing the Corrective Action Proposal

         If the Corrective Action Proposal is approved by the requisite vote of the Company's stockholders, the Company anticipates that the Amendment will be filed promptly after the Meeting. While such Amendment will become effective upon its filing with the Nevada Secretary of State, the Company will regard such actions as being effective at all times since the respective actions were initially taken. Notwithstanding the approval of the Corrective Action Proposal by the stockholders of the Company, the Board of Directors may elect not to file or to delay the filing of the Amendment if it determines that the Amendment would not be in the best interests of stockholders. Because stockholders have already exchanged certificates representing each share of Common Stock for .365 of a share, .100 of a share and two shares of Common Stock for the 1990 Reverse Split, 1996 Reverse Split, and the 1997 Forward Split respectively, no further actions will be necessary to carry out such actions.

         If the Corrective Action Proposal is approved by the requisite vote of the Company's stockholders, the Company is prepared, if necessary, to file a declaratory judgment action in the State of Nevada, seeking a judgment that based on stockholder approval of Corrective Action Proposal, the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split satisfy and/or comply with Nevada law and the capitalization of the Company evidenced by the issued and outstanding shares of Common Stock is as reflected on the Company's stock transfer ledger on the Record Date. If the Board of Directors deems it advisable, the Company may further seek to effect another form of corrective stock split, corporate reorganization or migratory merger, which would be subject to stockholder approval at the Company's next annual meeting of stockholders.

Appraisal Rights

         Stockholders who do not vote in favor of the Corrective Action Proposal have no appraisal rights under Nevada law.

Required Vote

         The Corrective Action Proposal will be effective only if the proposal is approved by an affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Stockholders may approve or reject the Corrective Action Proposal in whole but not in part.

Recommendation of the Board of Directors

               The Board of Directors unanimously recommends that stockholders vote in favor of the Corrective Action Proposal.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices not later than December 7, 1999. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

         With respect to any stockholder proposals to be presented at the next annual meeting which are not included in the Company's proxy materials, management proxies for such meeting will be entitled to exercise their discretionary authority to vote on such proposals notwithstanding that they are not discussed in the proxy materials unless the proponent notifies the Company of such proposal by not later than February 20, 2000.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.




Eric H. Kaytes
Secretary

September 15, 1999

                                                                       Exhibit A
                                                                       ---------

RESOLVED, that, Article Four of the Company's Articles of Incorporation be amended by deleting the entire text thereof and inserting the following text in lieu thereof:

          "Article IV. The total number of all shares of all classes of stock that the corporation shall have the authority to issue is 50,000,000 shares of Common Stock, par value $.0005. All Common Stock of the corporation are of the same class and shall have the same rights and preferences. Each outstanding share of Common Stock of this corporation shall be entitled to one vote per share.

          Between June 1990 and August 1991, the corporation consummated a reverse stock split pursuant to which every 2.74 shares of Common Stock of the corporation then issued were reclassified and converted into one share of Common Stock of the corporation (with any fractional share rounded down to the nearest whole number of shares). The number of authorized shares and the par value of the corporation were not affected by such reverse stock split.

          On January 11, 1996, the corporation consummated another reverse stock split pursuant to which every 10 shares of Common Stock of the corporation then issued were reclassified and converted into one share of Common Stock of the corporation (with any fractional share rounded down to the nearest whole number of shares). The number of authorized shares of Common Stock was reduced to 25,000,000 and the par value of the corporation was changed to $.001 following such reverse stock split.

          As of January 23, 1997, the corporation consummated a forward stock split pursuant to which every share of Common Stock of the corporation then issued was reclassified and converted into two shares of Common Stock of the corporation. The number of authorized shares of Common Stock was increased to 50,000,000 and the par value of the corporation was changed to $.0005 following such forward stock split."

FURTHER RESOLVED, that the Board of Directors may reword the foregoing amendment to the Company's Articles of Incorporation to conform to the procedural requirements of the Nevada Secretary of State and to properly memorialize or complete the 1990 Reverse Split, the 1996 Reverse Split and the 1997 Forward Split.

FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Articles of Incorporation, notwithstanding authorization of the proposed amendments by the stockholders of the Company, the Board of Directors may abandon such proposed amendments without further action by the stockholders.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             THE QUIGLEY CORPORATION

                    Proxy -- Special Meeting of Stockholders
                                October 15, 1999

         The undersigned, a stockholder of The Quigley Corporation, a Nevada corporation (the "Company"), does hereby appoint Guy Quigley and Charles A. Phillips and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, Pennsylvania 18901 on Friday, October 15, 1999, at 3:00 P.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:


         TO (A) RATIFY ALL ACTIONS PREVIOUSLY TAKEN BY OFFICERS, DIRECTORS AND AGENTS OF THE COMPANY RELATING TO (I) THE 1 FOR 2.74 REVERSE SPLIT OF SHARES OF ITS COMMON STOCK EFFECTED BY THE COMPANY BETWEEN JUNE 1990 AND AUGUST 1991 (THE "1990 REVERSE SPLIT"), (II) THE 1 FOR 10 REVERSE SPLIT OF SHARES OF ITS COMMON STOCK EFFECTED BY THE COMPANY ON JANUARY 11, 1996 (THE "1996 REVERSE SPLIT") AND (III) THE 2 FOR 1 FORWARD SPLIT OF SHARES OF ITS COMMON STOCK EFFECTED BY THE COMPANY ON JANUARY 23, 1997 (THE "1997 FORWARD SPLIT"); AND (B) APPROVE AN AMENDMENT TO
         ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION REQUIRED TO, AMONG OTHER THINGS, COMPLETE AND MEMORIALIZE THE 1990 REVERSE SPLIT, THE 1996 REVERSE SPLIT AND THE 1997 FORWARD SPLIT:

         ___ FOR                   ___AGAINST                 ___ ABSTAIN




         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE CORRECTIVE ACTION PROPOSAL AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY OR PROXIES WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE MEETING.

         The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated _______________________, 1999


_____________________________ (L.S.)


_____________________________ (L.S.)
         Signature(s)


NOTE:  Please sign exactly as your name or names appear
hereon.    When   signing   as   attorney,    executor,
administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign.
When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

     Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.